Exhibit 99.1

PENNYMAC FINANCIAL SERVICES, INC. INVESTOR PRESENTATION September 2021

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management's beliefs, estimates, projections and assumptions with respect to, among other things, the Company's financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like "believe," "expect," "anticipate," "promise," "project," "plan," and other expressions or words of similar meanings, as well as future or conditional verbs such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. Actual production results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding the future impact of the COVID-19 pandemic on our business; future loan origination, servicing and production; future loan delinquencies, forbearances and servicing advances; future early buyout activity; elimination of the FHFA's adverse market refinance fee and other business and financial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: our exposure to risks of loss and disruptions in operations resulting from adverse weather conditions, man-made or natural disasters, climate change and pandemics such as COVID-19; failure to modify, resell or refinance early buyout loans; the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; elimination of the FHFA's adverse market refinance fee; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to the Company's businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in growing loan production volume; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; changes in prevailing interest rates; our substantial amount of indebtedness; expected discontinuation of LIBOR; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant source of financing for, and revenue related to, our mortgage banking business; maintaining sufficient capital and liquidity to support business growth including compliance with financial covenants; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT if our services fail to meet certain criteria or characteristics or under other circumstances; decreases in the returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; the extensive amount of regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our recent growth; our ability to effectively identify, manage, monitor and mitigate financial risks; our initiation or expansion of new business activities or strategies; our ability to detect misconduct and fraud; our ability to mitigate cybersecurity risks and cyber incidents; our ability to pay dividends to our stockholders; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

This presentation contains financial information calculated other than in accordance with U.S. generally accepted accounting principles ("GAAP"), such as pretax income excluding valuation-related items that provide a meaningful perspective on the Company's business results since the Company utilizes this information to evaluate and manage the business. Non-GAAP disclosure has limitations as an analytical tool and should not be viewed as a substitute for financial information determined in accordance with GAAP.

This presentation may include combined information from PennyMac Financial Services, Inc. ("PFSI") and PennyMac Mortgage Investment Trust ("PMT") a mortgage real estate trust listed on the New York Stock Exchange (collectively "PennyMac").

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3 $197 billion in 2020 $487 billion outstanding IN SER VIC ING (1) YEARS FOR PFSI AS A PUBLIC COMPANY 8 14 YEARS OF OPERATIONS PMT # 2 • CORRESPONDENT PRODUCTION • CONSUMER DIRECT • BROKER DIRECT IN PRODUCTION (1) IS A LEADING RESIDENTIAL MORTGAGE REIT # 6 Note: All production and servicing figures are for PFSI and include volume fulfilled or subserviced for PMT. All figures are through or as of August 31, 2021 except assets under management, which are as of June 30, 2021. (1) Inside Mortgage Finance for the year ended or as of 6/30/21. $ 2.3 billion in assets under management 12 - year track record as a residential mortgage REIT 2+ million customers $ 167 billion YTD PENNYMAC IS AN ESTABLISHED LEADER IN THE U.S. MORTGAGE MARKET WITH SUBSTANTIAL GROWTH POTENTIAL

4 1.1% 1.6% 1.9% 2.3% 2.8% 3.4% 3.7% 4.0% 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 6/30/21 PENNYMAC’s BALANCED BUSINESS MODEL IS SCALABLE AND SUPPORTS LONG - TERM GROWTH PLANS Channel Where we are today (1) Correspondent Production Consumer Direct Broker Direct Servicing # 1 # 6 # 13 # 6 PennyMac’s Production Market Share (2) PennyMac’s Servicing Market Share (2) Medium - Term Goal # 1 # 3 # 5 # 3 Note: All production and servicing figures are for PFSI and include volume fulfilled or subserviced for PMT. (1) Inside Mortgage Finance for 2Q21 or as of 6/30/21 (2) Inside Mortgage Finance 2.2% 2.8% 3.4% 3.8% 4.2% 5.0% 4.9% 5.0% 2014 2015 2016 2017 2018 2019 2020 1H21 Correspondent Consumer-Direct Broker-Direct

5 $1.8 $1.3 $1.7 $2.1 $1.8 $1.6 $2.3 $4.1 $4.0 2013 2014 2015 2016 2017 2018 2019 2020 2021E U.S. Origination Market (in trillions) 0.0% 1.0% 2.0% 3.0% 4.0% 10-Year Treasury Yield 11% 19% 20% 22% 26% 13% 22% 61% 33% 2013 2014 2015 2016 2017 2018 2019 2020 1H21 PFSI's Annualized Return on Average Common Stockholders' Equity (ROE) 48% 75% 64% 61% 73% 80% 63% 40% 40% 40% 58% 53% 49% 63% 71% 54% 36% 35% 2013 2014 2015 2016 2017 2018 2019 2020 1H21 PFSI Purchase Mix Industry Purchase Mix Average: 25% (1) (3) Proven ability to generate attractive ROEs… …across different market environments… …with a strong orientation towards purchase money mortgages. (1) Represents partial year. Initial Public Offering was May 8, 2013. (2) Bloomberg. (3) Inside Mortgage Finance. Full year 2021 origination market estimate is an average of Mortgage Bankers Association (8/18/21 ), Fannie Mae (8/10/21 ), and Freddie Mac (7/15/21) forecasts . (2) (3) 1H2 1 PFSI’S TRACK RECORD ACROSS VARIOUS MARKET ENVIRONMENTS IS UNIQUE AMONG INDEPENDENT MORTGAGE BANKS

6 • Economic forecasts for 2021 total originations range from $3.6 to $4.4 trillion driven by the continuation of low mortgage ra tes ‒ Purchase originations are expected to total $1.7 and $1.9 trillion in 2021 and 2022, respectively, higher than 2020 levels • Economic forecasts for 2022 total originations average $ 2.8 trillion, a strong market by historical standards, supported by a strong purchase market • FHFA’s elimination of the Adverse Market Refinance Fee has increased the population of loans currently eligible for refinance (4) ($ in trillions) (2) (3) U.S. Mortgage Origination Market (1) Mortgage Rates Remain Historically Low $1.3 $1.5 $1.7 $1.9 $1.1 $2.6 $2.2 $0.9 $2.3 $4.1 $4.0 $2.8 2019 2020 2021E 2022E Purchase Refinance ORIGINATION MARKET REMAINS HISTORICALLY STRONG 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Average 30-year fixed rate mortgage Primary/secondary spread (1) Actual originations: Inside Mortgage Finance. Forecasted originations: Average of Mortgage Bankers Association (8/18/21), Fannie Mae (8/10/21), and Freddie Mac (7/15/21) forecasts. (2) Freddie Mac Primary Mortgage Market Survey. 2.88% as of 9/9/21. (3) Bloomberg: Difference between Freddie Mac Primary Mortgage Market Survey and the 30 - Year Fannie Mae or Freddie Mac Par Coupon ( MTGEFNCL) Index. (4) “FHFA Eliminates Adverse Market Refinance Fee” by Federal Housing Finance Agency.

7 Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT. (1) Historical market share estimates based on Inside Mortgage Finance. Inside Mortgage Finance estimates $2.535 trillion in tota l o rigination volume for 1H21. The correspondent channel represented 22% of the overall origination market, retail represented 64% and broker represented 15%. Loan servicing market share is based on PFSI’s servicing portfolio UPB of $ 473.2 billion divided by an estimated $ 11.9 trillion in mortgage debt outstanding as of June 30, 2021. Correspondent Market Share (1) Loan Servicing Market Share (1) Consumer Direct Market Share (1) Broker Direct Market Share (1) PENNYMAC CONTINUES TO DRIVE TOWARDS ITS MEDIUM - TERM GOALS 10.5% 11.8% 14.9% 17.7% 17.8% 2017 2018 2019 2020 1H21 0.5% 0.5% 0.7% 0.9% 1.3% 2017 2018 2019 2020 1H21 0.3% 1.1% 2.2% 2.4% 2017 2018 2019 2020 1H21 N/A 2.3% 2.8% 3.4% 3.7% 4.0% 12/31/17 12/31/18 12/31/19 12/31/20 6/30/21

DIRECT LENDING AND SERVICING ARE DRIVING PFSI'S PROFITABILITY

Production Pretax Income



($ in millions)
$528
$1,964
$607
2019
2020
1H21
Estimated Contribution from Direct Lending (CDL & BDL)

Servicing Pretax Income



($ in millions)
$147
$543
$433
$262
$173
($15)
2019
2020
1H21
Pretax Income
Pretax Income Excluding Valuation Related Changes[1]

- Our direct lending channels remains a significant contributor to PFSI's sustained profitability despite margins that have declined from record levels
- Servicing income reflects growing portfolio, economies of scale and loss mitigation activities

For the third quarter and remainder of 2021, we expect PFSI's return on equity to remain near our average historical returns[2]

[1] Valuation-related changes include MSR fair value changes before recognition of realization of cash flows, related hedging and other gains (losses), and provision for losses on active loans considered in the assessment of MSR fair value changes – see slide 19.

[2] See slide 5.

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PRODUCTION SEGMENT TRENDS – VOLUME BY CHANNEL

Correspondent


(UPB in billions)
$37.7
$29.9
$18.9
$11.0
$51.2
$51.1
$33.8
$17.4
$46.7
$46.0
$30.5
$16.2
2Q20
1Q21
2Q21
Government loans (1)
Conventional loans for PMT (2)
Total locks (3)

Quarter-to-date[4]:

Locks: (UPB in billions)	$29.4
Acquisitions: (UPB in billions)	$28.4

Consumer Direct


(UPB in billions)
$8.9
$5.1
$2.5
$2.6
$13.4
$10.7
$4.6
$6.0
$14.1
$10.7
$5.0
$5.7
2Q20
1Q21
2Q21
Government loans
Conventional loans
Total locks

Quarter-to-date[4]:

Locks: (UPB in billions)	$11.2
Originations: (UPB in billions)	$7.3
Committed pipeline[5]: (UPB in billions)	$7.3

Broker Direct


(UPB in billions)
$4.1
$2.6
$2.1
$0.5
$5.1
$5.7
$4.0
$1.2
$4.5
$4.0
$3.2
$0.7
2Q20
1Q21
2Q21
Government loans
Conventional loans
Total locks

Quarter-to-date[4]:

Locks: (UPB in billions)	$3.4
Originations: (UPB in billions)	$2.6
Committed pipeline[5]: (UPB in billions)	$1.8

Gain-on-sale margins quarter-to-date[4], on average, have been relatively consistent with levels reported in 2Q21, with some modest improvement in the direct lending channels

Note: Figures may not sum due to rounding. [1] For government-insured loans, PFSI earns income from holding and selling or securitizing the loans. [2] For conventional and jumbo loans, PFSI earns a fulfillment fee from PMT rather than income from holding and selling or securitizing the loans. [3] Includes locks related to PMT loan acquisitions, including conventional loans for which PFSI earns a fulfillment fee upon loan funding. [4] Through August 31, 2021 [5] Commitments to originate mortgage loans at specified terms at period end.

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10 1Q21 2Q21 Loans serviced (in thousands) 1,998 2,058 60+ day delinquency rate - owned portfolio (1) 8.6% 6.7% 60+ day delinquency rate - sub-serviced portfolio (2) 2.1% 1.6% Actual CPR - owned portfolio (1) 32.6% 28.3% Actual CPR - sub-serviced (2) 35.1% 24.7% UPB of completed modifications ($ in millions) (3) $5,464 $5,487 EBO loan volume ($ in millions) (4) $4,159 $6,776 Selected Operational Metrics (1) Owned portfolio is predominantly government - insured and guaranteed loans under the FHA (49%), VA (29%), and USDA (12%) programs. Delinquency data based on loan count (i.e., not UPB ). CPR = Conditional Prepayment Rate. (2) Represents PMT’s MSRs. Excludes distressed loan investments. (3) UPB of completed modifications includes loss mitigation efforts associated with partial claims programs. (4) Early buyouts of delinquent loans from Ginnie Mae pools during the period. Servicing portfolio growth continues, driven by strong production volumes which more than offset elevated prepayment activity • $ 487 billion in UPB at August 31, 2021 Loan Servicing Portfolio Composition (UPB in billions) $388.3 $448.8 $473.2 6/30/20 3/31/21 6/30/21 Prime owned Prime subserviced and other SERVICING SEGMENT TRENDS

11 INVESTMENT MANAGEMENT SEGMENT HIGHLIGHTS • Net AUM as of June 30, 2021 were $2.3 billion, down slightly from March 31, 2021, and up 5% from June 30, 2020 • Investment M anagement segment revenues were $ 13.5 million, up 41% from 1Q21 and 28% from 2Q20 ‒ PMT’s strong performance over the last four quarters resulted in $3.3 million of performance - based incentive fees $9.9 Investment Management Revenues ($ in millions) Investment Management AUM ($ in b illions) $10.2 $3.3 $10.5 $9.6 $13.5 2Q20 1Q21 2Q21 Base management fees & other revenue Performance incentive $2.2 $2.4 $2.3 6/30/20 3/31/21 6/30/21

12 Bank of America , 12% Barclays , 5% Credit Suisse , 32% Goldman Sachs , 6% JP Morgan , 24% Morgan Stanley , 4% Wells Fargo , 2% BNP Paribas , 2% Citibank , 6% RBC , 6% Financing for loan inventory supported by multiple strong bank partners, structured with flexible excess capacity to support business needs at optimal cost • Unsecured term notes provide stable, long - term funding for the business and complement secured funding in supporting the MSR asset • Secured MSR structure combines term notes and bank financing to support stable funding and growth of the servicing portfolio $1,300 $1,300 MSR & Servicing Advance Financing Senior Unsecured Notes $650 mm GNMA MSR Term Notes due August 2023 $650 mm GNMA MSR Term Notes due February 2023 $650 mm 4.250% due February 2029 $650 mm 5.375% due October 2025 (in millions ) 2 - year facilities PFSI Warehouse Facilities at June 30, 2021 PFSI Term Financing at June 30, 2021 $ 15.6 billion in total funding capacity 86% 2 - year facilities Approximately 34 % committed Finances government correspondent, direct lending and early buyout activity PFSI HAS DEVELOPED A STRONG AND SOPHISTICATED CAPITAL STRUCTURE OVER ITS HISTORY

13 Robust process to monitor and forecast liquidity, hedge results and reserves ensure a strong capital position in stress scena rio s. • Track record of maintaining low leverage • MSR hedging program protects book value and enables PFSI to maintain greater stability of earnings • Hedging program has preserved over $800 million of book value since 2017 Low Debt - to - Equity Ratio Successful Hedging of Mortgage Servicing Rights ($18) $164 ($559) ($1,110) $56 ($19) ($130) $405 $943 ($352) $239 $87 $528 $1,964 $607 2017 2018 2019 2020 1H21 MSR fair value change before recognition of realization of cash flows Hedging and other gains (losses) Production pretax income 0.7x 0.9x 0.7x 0.6x 0.7x 2.4x 2.4x 3.0x 3.6x 3.2x 1.9x 2.2x 2.8x 2.3x 2.7x 12/31/17 12/31/18 12/31/19 12/31/20 6/30/21 Total debt-to-equity Non-funding debt-to-equity Debt-to-equity excluding EBO-related financing PFSI’s PRUDENT FINANCIAL MANAGEMENT WITH LOW LEVERAGE AND RISK MANAGEMENT EXPERTISE

14 Risk management disciplines fully integrated throughout the organization are the foundation of PennyMac’s sustained success PENNYMAC’S EXTENSIVE RISK - GOVERNANCE PLATFORM BUILD TO ADDRESS THE EVOLVING MORTGAGE MARKET Second Line First Line Third Line Internal Audit Management Committees & Enterprise Risk Management Credit & Compliance Departments Line of Business PFSI & PMT Boards

APPENDIX

O versight from independent PFSI directors and PMT trustees Mortgage company with industry - leading operations and technology Tax - efficient vehicle with long track record of success investing in residential mortgage assets Fee for service arrangements for PMT creates cost efficient structure with limited operational risk Management Services: PFSI is the external manager of PMT Fulfillment Services: PFSI performs fulfillment in connection with the acquisition, packaging and sale of loans for PMT’s correspondent production Loan Servicing: PFSI is the subservicer for PMT’s MSR portfolio Offers PFSI access to a low - cost balance sheet designed to make long - term investments in mortgage assets 16 SYNERGISTIC RELATIONSHIP PROVIDES A COMPETITIVE ADVANTAGE FOR BOTH COMPANIES

17 DRIVERS OF PRODUCTION SEGMENT PROFITABILITY (1) Expected revenue net of direct origination costs at time of lock (2) Reflects hedging, pricing and execution changes, timing of revenue recognition, and other items (3) Costs are fully allocated Production expenses net of Loan origination expense • Direct lending channels (consumer and broker direct) have outsized impact on Production earnings – represented 23% of fallout ad justed lock volume in 2Q21, but approximately 70% of segment pretax income • Production revenue margins across all channels declined – revenue per fallout adjusted lock for PFSI’s own account was 154 basis points in 2Q21, down from 176 basis points in 1Q21; impact on profitability mitigated by the larger proportion of loans originated in the consumer direct channel • Costs (3) vary by channel – range from approximately 15 basis points in correspondent to 150 basis points in consumer direct; as the mix shift towards direct lending continues, production expenses as a percentage of fallout adjusted locks are expected to trend higher 2Q20 1Q21 2 Q21 Fallout Adjusted Locks Margin / Fulfillment Fee (bps) (1) Revenue Contribution (net of Loan origination expense) % of Production Revenue Fallout Adjusted Locks Margin / Fulfillment Fee (bps) (1) Revenue Contribution (net of Loan origination expense) % of Production Revenue Fallout Adjusted Locks Margin / Fulfillment Fee (bps) (1) Revenue Contribution (net of Loan origination expense) % of Production Revenue Government Correspondent 11,757$ 163 191.6$ 28% 16,073$ 37 60.1$ 10% 15,022$ 30 45.1$ 9% Consumer Direct 5,637 575 324.1 47% 9,362 477 446.3 76% 9,713 343 333.1 68% Broker Direct 3,073 304 93.4 14% 4,413 140 61.6 11% 3,560 71 25.4 5% Other (2) n/a n/a 25.5 4% n/a n/a (43.4) -7% n/a n/a 32.8 7% Total PFSI account revenues (net of Loan origination expense) 20,467$ 310 634.7$ 92% 29,849$ 176 524.7$ 90% 28,296$ 154 436.5$ 89% PMT Conventional Correspondent 22,324 24 52.8 8% 31,626 19 60.8 10% 29,279 18 54.0 11% Total Production revenues (net of Loan origination expense) 161 687.5$ 100% 95 585.5$ 100% 85 490.5$ 100% Production expenses (less Loan origination expense) 35 149.4$ 22% 36 222.6$ 38% 43 246.0$ 50% Production segment pretax income 126 538.1$ 78% 59 362.9$ 62% 42 244.4$ 50% 57,575$ 61,475$ 42,790$

PennyMac

TRENDS IN DELINQUENCIES, FORBEARANCE AND LOSS MITIGATION

30+ Day Delinquency Rate and Forbearance Trend[1]



7.2%
6.4%
15.1%
12.4%
14.1%
10.1%
12.6%
7.8%
10.2%
6.3%
9.0%
4.9%
3/31/20
6/30/20
9/30/20
12/31/20
3/31/21
6/30/21
Forbearance Rate
30+ Day Delinquency Rate

Forbearance Outcomes[2]



6.3%
0.8%
0.9%
0.2%
0.0%
4.4%
0.6%
4.9%
3/31/21
Re-performing
Active Loss Mitigation
Paid-in-full
30+ DQ not in forbearance
Extended
New forbearances
6/30/21
Beginning period forbearance
Ending period forbearance

- In PFSI's predominately government MSR portfolio, approximately 249,000 borrowers have been enrolled in a forbearance plan related to COVID-19 since the enactment of the CARES Act
  - Through June 30, approximately 185,000 borrowers have exited or are in the process of exiting their forbearance plan including those borrowers that have paid-in-full
- Servicing advances outstanding decreased to approximately $424 million at June 30, 2021 from $437 million at March 31, 2021
  - Advances are expected to increase over the next few quarters as many property tax payments become due toward the end of the calendar year
  - No P&I advances are outstanding, as prepayment activity continues to sufficiently cover remittance obligations
- Of the 0.8% reduction in forbearance related to re-performance
  - 0.3% were forbearances that remained current or went delinquent and subsequently became current
  - 0.5% were FHA Partial Claims or completed modifications
- Elevated EBO activity is expected to continue in 2021

Note: Figures may not sum due to rounding.
(1) Owned MSR portfolio. Delinquency and forbearance data based on loan count (i.e. not UPB). As of 6/30/21, 30+ day delinquency units amounted to 115,860, forbearance units amounted to 63,829, total portfolio units were 1,294,030, and portfolio UPB was $270 billion.
(2) Forbearance outcomes based on loan count as a percentage of beginning period loans in forbearance.

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PennyMac®

PFSI'S SERVICING PROFITABILITY EXCLUDING VALUATION-RELATED CHANGES

	2019		2020		1H21	
	$ in millions	basis points[1]	$ in millions	basis points[1]	$ in millions	basis points[1]
Operating revenue	$ 1,022.6	30.6	$ 1,057.4	26.9	$ 531.5	23.0
Realization of MSR cash flows	(429.6)	(12.9)	(392.2)	(10.0)	(168.3)	(7.3)
EBO loan-related revenue[2]	147.1	4.4	527.3	13.4	491.7	21.3
Servicing expenses:						
Operating expenses	(319.0)	(9.5)	(355.5)	(9.0)	(217.4)	(9.4)
Payoff-related expense[3]	(41.4)	(1.2)	(116.7)	(3.0)	(86.6)	(3.8)
Losses and provisions for defaulted loans	(75.6)	(2.3)	(47.8)	(1.2)	(25.9)	(1.1)
EBO loan transaction-related expense	(59.8)	(1.8)	(31.9)	(0.8)	(18.3)	(0.8)
Financing expenses:						
Interest on ESS	(10.3)	(0.3)	(8.4)	(0.2)	(1.3)	(0.1)
Interest to third parties	(87.2)	(2.6)	(89.2)	(2.3)	(72.5)	(3.1)
Pretax income excluding valuation-related changes	$ 146.8	4.4	$ 543.0	13.8	$ 432.8	18.8
Valuation-related changes[4]						
MSR fair value[5]	(559.0)		(1,109.8)		55.5	
ESS liability fair value	9.3		25.0		(1.0)	
Hedging derivatives gains (losses)	395.5		918.2		(351.0)	
Provision for losses on active loans[6]	(7.3)		(114.1)		36.4	
Servicing segment pretax income	$ (14.8)		$ 262.1		$ 172.7	
Average servicing portfolio UPB	$ 334,169		$ 393,504		$ 449,782	

[1] Of average portfolio UPB, annualized
[2] Comprised of net gains on mortgage loans held for sale at fair value and net interest income related to EBO loans
[3] Consists of interest shortfall and recording and release fees
[4] Changes in fair value do not include realization of MSR cash flows, which are included in amortization and realization of MSR cash flows above
[5] Includes fair value changes and provision for impairment
[6] Considered in the assessment of MSR fair value changes

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